Exhibit 10.2

[VISX Letterhead]

VIA OVERNIGHT MAIL

May 14, 2003

Ms. Aimee S. Weisner

Corporate Vice President,

General Counsel and Secretary

Advanced Medical Optics, Inc.

1700 East St. Andrews Place

Santa Ana, CA 92705

Re:	Letter Agreement Regarding Strategic Marketing Relationship dated May 15, 2000 between VISX, Incorporated (“VISX”) and Advanced Medical Optics, Inc. (“AMO”), (the “Agreement”)

Dear Ms. Weisner:

As you are aware, the term of the Agreement ends on May 15, 2003. AMO and VISX have been operating under the Agreement, and we remain pleased with our successful collaboration.

The purpose of this letter is to request that we renew the Agreement through May 15, 2005, under the same terms. If you concur, please countersign this letter below and return one copy to me.

Sincerely,

VISX, INCORPORATED

/s/ Douglas H. Post

Name: Douglas H. Post

Title: Executive Vice President, Operations

We hereby agree to the forgoing.

ADVANCED MEDICAL OPTICS, INC.

/s/ C. Russell Trenary III

Name: C. Russell Trenary III

Title: President, Americas & Global Surgical Business